UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2007

Max Re Capital Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max Re House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 296-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

(A) On February 28, 2007, Max Re Ltd., a wholly owned subsidiary of the Registrant, entered into an amendment (the "Amendment") to that certain Total Return Swap Confirmation, dated February 18, 2003, as previously amended, between Max Re Ltd. and Canadian Imperial Bank of Commerce ("CIBC").

The Amendment provides for, among other things, (i) an extension of the termination date under the swap to February 28, 2010, (ii) an increase in the maximum notional amount under the swap to $300,000,000, (iii) a decrease in the monthly collateral requirement under the swap from 150% to 133% of the swap notional amount and (iv) a right by Max Re Ltd. to accelerate the swap termination date to a business day no earlier than February 28, 2009.

(B) On March 1, 2007, the Registrant issued a news release announcing that the Chief Financial Officer and the Chief Risk Officer are to present at the Citigroup Small & Mid-Cap Conference on March 13, 2007, at the Four Seasons at Mandalay Bay, Las Vegas, Nevada. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

(C) On March 6, 2007, the Registrant issued a news release announcing that (i) it will seek shareholder approval to change the Registrant’s name from Max Re Capital Ltd. to Max Capital Group Ltd. at the Registrant’s 2007 Annual General Meeting of Shareholders to be held on Friday, May 4, 2007, (ii) if the proposal to change the name receives the necessary shareholder approval, it intends to change its ticker symbol on both the Nasdaq Global Select Market and the Bermuda Stock Exchange to MXGL and (iii) at the same time and also subject to shareholder approval, its Bermuda-based operating company, currently known as Max Re Ltd., will adopt the new name Max Bermuda Ltd. The news release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 News release of Max Re Capital Ltd. dated March 2, 2007.

99.2 News release of Max Re Capital Ltd. dated March 6, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd.

March 6, 2007	By:	/s/ Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	News release of Max Re Capital Ltd. dated March 1, 2007.
99.2	News release of Max Re Capital Ltd. dated March 6, 2007.